Exhibit 31.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO
EXCHANGE ACT RULES 13A-14(A) AND 15D-14(A),
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Allen, M.D., Ph.D., certify that:

1.
I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Gritstone bio, Inc.; and
2.
Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1.

Date: May 3, 2022	By:	/s/ Andrew Allen
Andrew Allen, M.D., Ph.D.
President and Chief Executive Officer (Principal Executive Officer)